UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 1, 2015

COMMERCE UNION BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 384-3357
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Commerce Union Bancshares, Inc., a Tennessee corporation (the “Company”) on April 6, 2015 (the “Original Report”), in which the Company reported, among other events, the completion of its merger (the “Merger”) with Reliant Bank, a Tennessee banking corporation (“Reliant”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of Reliant as of and for the years ended December 31, 2014 and 2013, including the reports of its independent accounting firm, Kraft CPAs PLLC, and the unaudited financial statements of Reliant as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The Merger is treated as a reverse acquisition of assets and a recapitalization for accounting purposes. Therefore, Reliant is deemed to have acquired the Company for accounting purposes, and the historical financial statements of Reliant have become the Company’s historical financial statements pursuant to generally accepted accounting principles.

(b)	Pro Forma Financial Information.

The pro forma effect of the Merger on the Company is described in the unaudited pro forma combined condensed balance sheet of the Company at March 31, 2015, the unaudited pro forma combined condensed statements of income of the Company for the three months ended March 31, 2015 and for the year ended December 31, 2014, and the notes thereto that are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signature hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
Date: June 15, 2015
/s/ William R. DeBerry
William R. DeBerry
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KraftCPAs PLLC.

99.1	The audited financial statements of Reliant for the years ended December 31, 2014 and 2013, and the unaudited financial statements of Reliant as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

99.2	The unaudited pro forma combined condensed balance sheet of the Company as of March 31, 2015, and the unaudited pro forma combined condensed statements of income of the Company for the three months ended
March 31, 2015 and for the year ended December 31, 2014.